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                                  EXHIBIT 10.17

              (FORM OF MED SECURITY INTEREST ASSIGNMENT AGREEMENT)

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                            ASSIGNMENT OF COLLATERAL

     FOR VALUABLE CONSIDERATION, Med Diversified, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Assignor"), having its principal office at 200 Brickstone Square, Suite 403, Andover, Massachusetts
01810, hereby assigns, grants, sells and transfers to Private Investment Bank
Limited, Nassau, Bahamas, a bank and trust company organized and existing under the laws of The Bahamas (the "Assignee"), having its principal office at Devonshire House, Queen Street, P.O. Box N-3918, and the Assignee's successors, transferees and assigns forever, all of the right, title and interest of the Assignor in and to the "Collateral" identified on Attachment A to that certain
UCC Financing Statement, filed in the State of Delaware with the Delaware
Department of State ("Delaware Department of State") on April 3, 2002 (" Med
UCC"), against American Reimbursement, LLC, a Delaware limited liability company, as debtor, in favor of Assignor, as secured party. Concurrently with the execution of this Assignment, Assignor shall file that certain UCC Financing
Statement Amendment with the Delaware Department of State, in substantially the form attached hereto as Exhibit A, evidencing the assignment to Assignee, as the new secured party under the Med UCC, of all of Assignor's right, title and interest in and to the "Collateral" identified on Attachment A to the Med UCC.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the 14th day of August, 2002.

                                               ASSIGNOR:

                                               Med Diversified, Inc.,
                                               a Nevada corporation


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:


                                               ASSIGNEE:


                                               Private Investment Bank Limited,
                                               Nassau, Bahamas


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:

                                                                          PAGE 1

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                                    EXHIBIT A

                        UCC FINANCING STATEMENT AMENDMENT

                                                                        PAGE A-1
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[UCC FINANCING STATEMENT AMENDMENT LOGO]
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

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
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)


                                                       THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #                             1b. This FINANCING STATEMENT AMENDMENT is
20833834                                                           / / to be filed [for record] (or recorded) in the
                                                                       REAL ESTATE RECORDS.

2. / / TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. / / CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. /X/ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects / / Debtor OR / / Secured Party of record. Check only ONE of these two boxes.

   Also check ONE of the following three boxes AND provide appropriate information in items 6 and/or 7.

   / / CHANGE name and/or address: Give current record name in item 6a or 6b;
       also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.

   / / DELETE name: Give record name to be deleted in item 6a or 6b.

   / / ADD name: Complete item 7a or 7b, and also item 7c; also complete items
       7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:

   6a. ORGANIZATION'S NAME

OR

   6b. INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME               SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

   7a. ORGANIZATION'S NAME
   Private Investment Bank Limited

OR

   7b. INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME               SUFFIX

7c. MAILING ADDRESS                                 CITY                        STATE    POSTAL CODE      COUNTRY
         Deyonshire House
     Queen Street         P.O. Box N-3918           Nassau                                                Bahamas

7d. TAX ID #: SSN OR EIN    ADD'L INFO RE    7e. TYPE OF ORGANIZATION  7f. JURISDICTION OF ORGANIZATION  7G. ORGANIZATIONAL ID #,
                            ORGANIZATION                                                                      if any
                            DEBTOR                                                                                        / / NONE

8. AMENDMENT (COLLATERAL CHANGE): check only ONE box.

   Describe collateral  / / deleted or  / / added, or give entire
    / / restated collateral description, or describe collateral / / assigned.


9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here / / and enter name of DEBTOR authorizing this Amendment.

   9a. ORGANIZATION'S NAME
   Med Diversified, Inc.

OR

   9b. INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME               SUFFIX

10.OPTIONAL FILER REFERENCE DATA
   DE SOS

FILING OFFICE COPY -- NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)